             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in this Amendment No.1 Registration Statement on Form SB-2 (File No.333-51757) of our report dated March 14, 1997 relating to the consolidated financial statements of CVF Corporation, and the reference to our firm under the caption "Auditors. Tranfer Agent and Registrar" in this Registration Statement.


                              /s/ Feldman Sherb Ehrlich & Co., P.C.
                              Certified Public Accountants
                              (Formerly Feldman Radin & Co., P.C.)




July 6, 1998